UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 28, 2008
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)



        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03    Material Modification to Rights of Security Holders.

     On January 28, 2007, New Frontier Energy, Inc. (the "Company") announced that the board of directors had extended the expiration date for exercising the Company's $0.001 par value common stock warrants originally set to expire on February 1, 2008 to May 1, 2008. All other terms of the warrants remain unchanged.

     The Company extended warrants to acquire 4,750,803 shares of common stock exercisable at $1.11 per share together with placement agent warrants consisting of 20.75 units issued in connection with placing the Company's Series B Convertible Preferred Stock. The placement agent warrants are exercisable at $13,000 per unit and represent an aggregate of (i) 2,698 shares of Series B Preferred Stock, which are convertible into 415,000 shares of the Company's common stock, and (ii) warrants to purchase an aggregate of 671,493 shares of common stock at $1.11 per share.

     A press release announcing the extension of the expiration date of the Warrants is attached hereto as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

     Exhibit No.        Description
     -----------        -----------
         99.1           Press Release Announcing Expiration Date of Warrants



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 28, 2008         NEW FRONTIER ENERGY, INC.

                                By: /s/ Les Bates
                                    -----------------------------------------
                                    Treasurer, Chief Accounting and
                                    Financial Officer, Secretary and Director


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